                                                                                                       Exhibit 10.1

                                          American Italian Pasta Company
                                      Board of Directors Compensation Program
                                              Effective February 2004

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Annual                                      Board Retainer
                                            $14,000 in cash and
                                            the number of
                                            shares of common
                                            stock in the
                                            Company equal to
                                            $20,000 based on
                                            the market price on
                                            the day of the
                                            annual stockholder
                                            meeting.
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Audit Committee Chairman                    $5,000 per year
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Compensation Committee Chairman             $3,500 per year
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Governance Committee Chairman               $3,500 per year
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Lead Director                               $3,500 per year
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Board Meeting Attendance                    $1,750 per meeting (as designated by the Chairman as
                                            official Board meeting)
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Committee Meetings                          $1,000 per meeting (as designated by the Committee
                                            Chairman as a paid meeting)
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Telephonic Board Meetings                   $350 per meeting
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Telephonic Committee Meetings               $350 per meeting
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